Fair Value Measurements (Notes)	12 Months Ended
Dec. 31, 2017
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements
Our assessment of goodwill and other intangible assets for impairment includes an assessment using various Level 2 (EBITDA multiples and discount rate) and Level 3 (forecasted cash flows) inputs. See Note 7 for more information on the application of the use of fair value methodology to measure goodwill and other intangible assets.
We have not elected the fair value measurement option available under GAAP for any of our assets or liabilities that meet the criteria for this option.
Items Measured at Fair Value on a Recurring Basis
The following table shows the fair value of our financial assets and financial liabilities that are required to be measured at fair value as of the date shown:

(In millions)	Balance	Level 1	Level 2	Level 3
December 31, 2017
Assets:
Equity securities	$8	$8	$—	$—
Government bonds	25	—	25	—
Total assets at fair value	$33	$8	$25	$—
Liabilities:
Derivative instruments	$1,016	$—	$—	$1,016

December 31, 2016
Assets:
Government bonds	$47	$—	$47	$—
Liabilities:
CEC Convertible Notes (1)	$1,600	$—	$—	$1,600
CEC common stock (1) (2)	1,936	—	1,936	—
VICI Call Right	131	—	—	131
Total liabilities at fair value	$3,667	$—	$1,936	$1,731

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(1)	The CEC Convertible Notes and shares of CEC common stock underlying these liabilities were issued on the Effective Date. See Note 12 for further details on the CEC Convertible Notes.

(2)	Includes $23 million related to the $200 million equity buyback that was reclassified from Level 3 to Level 2 during 2016.
Changes in Level 3 Fair Value Measurements

	Year Ended December 31, 2017			Year Ended December 31, 2016
(In millions)	CEC Convertible Notes (1)	VICI Call Right (2)	Derivative Instruments (1)	CEC Convertible Notes	VICI Call Right
Balance as of beginning of period	$1,600	$131	$—	$—	$—
Restructuring of CEOC and other	640	46	—	1,600	131
Settlement of Restructuring Support and Forbearance Agreement Accrual	(2,240)	(177)	1,080	—	—
Change in fair value	—	—	(64)	—	—
Balance as of end of period	$—	$—	$1,016	$1,600	$131

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(1)
The CEC Convertible Notes were remeasured at fair value and issued on the Effective Date with a debt component and a derivative liability component. See Note 12 for further details on the debt portion of the CEC Convertible Notes. The derivative portion of the CEC Convertible Notes is a recurring fair value measurement, see below.

(2)
The VICI Call Right was remeasured at fair value and then transferred to Accrued expenses and other current liabilities on the Balance Sheet upon settlement on the Effective Date because it is an option related to real estate and therefore not a derivative. See Note 9.

Equity Securities
Investments in equity securities are traded in active markets and have readily determined market values. These investments are in Prepayments and other current assets on our Balance Sheets. As of December 31, 2017, gross unrealized gains and losses on marketable securities were not material.
Government Bonds
Investments primarily consist of debt securities held by our captive insurance entities that are traded in active markets, have readily determined market values, and have maturity dates of greater than three months from the date of purchase. These investments primarily represent collateral for several escrow and trust agreements with third-party beneficiaries and are recorded in Deferred charges and other assets while a portion is included in Prepayments and other current assets in our Balance Sheets.
CEC Common Stock
The fair value of CEC’s common stock was estimated based on the number of shares CEC expected to issue and the share price on the Effective Date for the resolution of claims and potential claims. This fair value was estimated net of 146 million shares for which certain CEOC creditors elected to receive cash in lieu of shares of CEC common stock at a pre-negotiated price of $6.86 per share. The value of the purchase obligation was approximately $1.0 billion and was not subject to changes in fair value; therefore, the estimated fair value primarily represented the net shares expected to be issued after satisfying the repurchase obligation using the estimated fair value of CEC’s common stock. Effective in third quarter of 2017, the valuation models used do not require significant judgment, and inputs can be observed in a liquid market, such as the current trading price; therefore, this liability was classified as Level 1.
VICI Call Right
As described in Note 1, the VICI Call Right Agreements provide VICI with an option, exercisable within five years following the Effective Date, to purchase and lease-back the real property assets associated with Harrah’s Atlantic City, Harrah’s Laughlin and Harrah’s New Orleans (each VICI Call Right Agreement relating to a different property). If VICI does not exercise its call right within the exercise period, the respective VICI Call Right Agreement will automatically terminate.
If a call right is exercised, the purchase price will equal ten times the agreed annual rent for the property under the applicable lease, and the purchase will be on other customary terms and conditions, with the closing of such purchase(s) to occur following regulatory approvals. The rent under any such lease will be determined based on a rent-to-earnings before interest, taxes, depreciation, amortization, and rent (“EBITDAR”) coverage ratio and will be adjusted on terms consistent with the CEOC LLC Leases. If CEC is unable to timely deliver a property following the exercise of the call right due to limitations set forth in agreements governing CEC’s subsidiaries’ indebtedness, and if CEC is not able to provide replacement property providing equal or greater economic benefits to VICI, then CEC will be required to pay to VICI an amount in cash equal to the loss in value to VICI of $260 million, escalating at a fixed 8.5% interest rate, as specified in the applicable VICI Call Right Agreements, subject to certain conditions. Additionally, these call rights were subject: (1) in the case of Harrah’s Atlantic City and Harrah’s Laughlin, to the terms of the CERP credit agreement and (2) in the case of Harrah’s New Orleans, to the terms of the CGPH credit agreement. Subsequent to the CRC Merger, the call right is subject to the terms of the CRC Credit Agreement (defined in Note 12). Prior to the Effective Date, we accrued an estimate of the fair value of the VICI Call Right based on the expected terms as described in the Plan. The actual terms of the VICI Call Right was consistent with the expected terms on which our original estimates were based.
The valuation model used to estimate the fair value of the VICI Call Right was a Monte Carlo simulation and utilized the following key assumptions:

•	Ratio of EBITDAR to Initial Rent under Property Lease - 1.67 to 1.00

•	EBITDAR volatility - 25%

•	Enterprise value to revenue volatility - 12%

•	Ratio of initial purchase price to property lease rent - 12.00 to 1.00

•	EBITDAR to multiple correlation - 0.0%

•	Composite projected revenue growth rate - 1.7%

•	Composite projected EBITDAR margin growth rate - 23.8%
Since the key assumptions used in the valuation model were significant unobservable inputs, the fair value for the VICI Call Right was classified as Level 3. On the Effective Date, the VICI Call Right was transferred to Accrued expenses and other current liabilities on our Balance Sheet (see Note 9) at an amount equal to the fair value of the option on the Effective Date. Management does not believe that the liability should continue to be recognized at fair value after initial recognition until the execution or expiration of the option because it is an option related to real estate and therefore not a derivative and given the fair value option has not been elected. Additionally, provided the real estate property assets remain on the Balance Sheets, they will be evaluated for impairment when events or changes in circumstances indicate that its carrying amount may not be recoverable.
Derivative Instruments
We do not purchase or hold any derivative financial instruments for trading purposes.
CEC Convertible Notes - Derivative Liability
On the Effective Date, CEC issued $1.1 billion aggregate principal amount of 5.00% convertible senior notes maturing in 2024, see Note 12 for further details.
U.S. GAAP requires companies to bifurcate conversion options from their host instruments and account for them as free standing derivative financial instruments according to certain criteria. The criteria include circumstances in which (a) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract, (b) the hybrid instrument that embodies both the embedded derivative instrument and the host contract is not re-measured at fair value under otherwise applicable generally accepted accounting principles with changes in fair value reported in earnings as they occur, and (c) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument. An exception to this rule is when the host instrument is deemed to be conventional.
Management analyzed the conversion features for derivative accounting consideration under ASC Topic 815, Derivatives and Hedging, (“ASC 815”) and determined that the CEC Convertible Notes contains bifurcated derivative features and qualifies for derivative accounting. In accordance with ASC 815, CEC has bifurcated the conversion features of the note and recorded a derivative liability.
The derivative features of the note are carried on CEC’s Balance Sheet at fair value in Deferred credits and other liabilities. The derivative liability is marked-to-market each measurement period, and any unrealized change in fair value is recorded as a component in the Statements of Operations in Other income/(loss).
The derivative liability associated with the CEC Convertible Notes will remain in effect until such time as the underlying convertible notes are exercised or terminated and the resulting derivative liability will be transitioned from a liability to equity as of such date.
Valuation Methodology
We estimated the fair value of the CEC Convertible Notes using a binomial lattice valuation model that incorporated the value of both the straight debt and conversion features of the notes. The CEC Convertible Notes have a face value of $1.1 billion, a term of 7 years, a coupon rate of 5%, and are convertible into 156 million shares of CEC common stock. The valuation model incorporated assumptions regarding the incremental cost of borrowing for CEC, the value of CEC’s equity into which these notes could convert, the expected volatility of such equity, and the risk-free rate.
Key Assumptions as of December 31, 2017 -

•	Incremental cost of borrowing - 4.75%

•	Expected volatility - 30%

•	Risk-free rate - 2.3%
Since the key assumptions used in the valuation model, including CEC’s estimated incremental cost of borrowing and the expected volatility of CEC’s equity, were significant unobservable inputs, the fair value for the conversion features of the CEC Convertible Notes was classified as Level 3.
Interest Rate Swap Derivatives
We use interest rate swaps to manage the mix of our debt between fixed and variable rate instruments. As of December 31, 2017, we have entered into four interest rate swap agreements for notional amounts totaling $1.0 billion. The interest rate swaps are designated as cash flow hedging instruments. The difference to be paid or received under the terms of the interest rate swap agreements will be accrued as interest rates change and recognized as an adjustment to interest expense for the related debt beginning on December 31, 2018. Changes in the variable interest rates to be paid or received pursuant to the terms of the interest rate swap agreements will have a corresponding effect on future cash flows.
The major terms of the interest rate swap agreements as of December 31, 2017 are as follows:

Effective Date	Notional Amount (In millions)	Fixed Rate Paid	Variable Rate Received as of December 31, 2017 (1)	Maturity Date
1/1/2019	250	2.153%	N/A	12/31/2020
1/1/2019	250	2.172%	N/A	12/31/2020
1/1/2019	250	2.196%	N/A	12/31/2021
12/31/2018	250	2.274%	N/A	12/31/2022
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(1)	Contract start dates are after December 31, 2017.
Valuation Methodology
The estimated fair values of our interest rate swap derivative instruments are derived from market prices obtained from dealer quotes for similar, but not identical, assets or liabilities. Such quotes represent the estimated amounts we would receive or pay to terminate the contracts. The interest rate swap derivative instruments are included in either Deferred charges and other assets or Deferred credits and other liabilities on our Balance Sheets. Our derivatives are recorded at their fair values, adjusted for the credit rating of the counterparty if the derivative is an asset, or adjusted for the credit rating of the Company if the derivative is a liability. None of our derivative instruments are offset and all were classified as Level 2.
Derivatives Impact on Financial Statements
During the quarter ended December 31, 2017, we adopted ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities, and applied the guidance to hedges entered into during the quarter. The amended guidance expands and refines hedge accounting for both nonfinancial and financial risk components and aligns the recognition and presentation of the effects of the hedging instrument and the hedged items.
The following table represents the fair values of derivative instruments on the Balance Sheets as of December 31, 2017:

	Derivative Liabilities
(In millions)	Balance Sheet Location	Fair Value
Derivatives not designated as hedging instruments
CEC Convertible Notes - derivative features	Deferred credits and other liabilities	$1,016

The fair value of our interest rate swap derivatives was immaterial. The effect of derivative instruments designated as hedging instruments in the Statements of Operations for amounts transferred into accumulated other comprehensive income/(loss) was immaterial for the year ended December 31, 2017.